Exhibit 99.2

Xhibit Corp. and Subsidiaries
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$2,326,650
Accounts receivable, net	1,279,190
Intercompany receivables with affiliated companies	10,890,337
Inventories	-
Prepaid expenses	165,187
Total current assets	14,661,364

Property and equipment, net	3,816,330
Note receivable	755,671
Other assets	879,803

Total assets	$20,113,168

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$15,017,251
Accrued expenses	913,620
Accrued payroll and related expenses	1,198,402
Customer and other deposits	28,657
Intercompany payables with affiliated companies	10,890,337
Total current liabilities	28,048,267

Commitments and contingencies	-

Stockholders' equity:
Common stock	10,833
Additional paid-in-capital	186,202,408
Accumulated deficit	(194,148,340)
Total stockholder's equity	(7,935,099)

Total liabilities and equity	$20,113,168

SkyMall, LLC
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$2,310,125
Accounts receivable, net	1,276,789
Intercompany receivables with affiliated companies	1,399,049
Inventories	-
Prepaid expenses	120,654
Total current assets	5,106,617

Property and equipment, net	3,715,330
Note receivable	755,671
Other assets	528,170

Total assets	$10,105,788

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,786,035
Accrued expenses	871,292
Accrued payroll and related expenses	1,100,945
Customer and other deposits	-
Intercompany payables with affiliated companies	-
Total current liabilities	16,758,272

Commitments and contingencies	-

Stockholders' equity:
Common stock	10
Additional paid-in-capital	151,095,990
Accumulated deficit	(157,748,484)
Total stockholder's equity	(6,652,484)

Total liabilities and equity	$10,105,788

Xhibit Corp.
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$-
Accounts receivable, net	-
Intercompany receivables with affiliated companies	26,540
Inventories	-
Prepaid expenses	36,004
Total current assets	62,544

Property and equipment, net	83,160
Note receivable	-
Other assets	351,633

Total assets	$497,337

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,230
Accrued expenses	35,459
Accrued payroll and related expenses	52,908
Customer and other deposits	28,657
Intercompany payables with affiliated companies	8,940,562
Total current liabilities	9,071,816

Commitments and contingencies	-

Stockholders' equity:
Common stock	10,823
Additional paid-in-capital	35,106,418
Accumulated deficit	(43,691,720)
Total stockholder's equity	(8,574,479)

Total liabilities and equity	$497,337

Xhibit Interactive, LLC
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$-
Accounts receivable, net	-
Intercompany receivables with affiliated companies	296,862
Inventories	-
Prepaid expenses	-
Total current assets	296,862

Property and equipment, net	-
Note receivable	-
Other assets	-

Total assets	$296,862

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,750
Accrued expenses	-
Accrued payroll and related expenses	56
Customer and other deposits	-
Intercompany payables with affiliated companies	118,241
Total current liabilities	123,047

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	173,815
Total stockholder's equity	173,815

Total liabilities and equity	$296,862

FlyReply Corp.
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$-
Accounts receivable, net	-
Intercompany receivables with affiliated companies	-
Inventories	-
Prepaid expenses	-
Total current assets	-

Property and equipment, net	-
Note receivable	-
Other assets	-

Total assets	$-

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-
Accrued expenses	-
Accrued payroll and related expenses	-
Customer and other deposits	-
Intercompany payables with affiliated companies	45,223
Total current liabilities	45,223

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	(45,223)
Total stockholder's equity	(45,223)

Total liabilities and equity	$-

SpyFire Interactive, LLC
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$16,639
Accounts receivable, net	(7,661)
Intercompany receivables with affiliated companies	9,036,979
Inventories	-
Prepaid expenses	8,529
Total current assets	9,054,486

Property and equipment, net	17,840
Note receivable	-
Other assets	-

Total assets	$9,072,326

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$117,466
Accrued expenses	6,869
Accrued payroll and related expenses	16,359
Customer and other deposits	-
Intercompany payables with affiliated companies	170,492
Total current liabilities	311,186

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	8,761,140
Total stockholder's equity	8,761,140

Total liabilities and equity	$9,072,326

Stacked Digital, LLC
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$(114)
Accounts receivable, net	10,062
Intercompany receivables with affiliated companies	130,907
Inventories	-
Prepaid expenses	-
Total current assets	140,855

Property and equipment, net	-
Note receivable	-
Other assets	-

Total assets	$140,855

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$94,770
Accrued expenses	-
Accrued payroll and related expenses	28,134
Customer and other deposits	-
Intercompany payables with affiliated companies	1,614,519
Total current liabilities	1,737,423

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	(1,596,568)
Total stockholder's equity	(1,596,568)

Total liabilities and equity	$140,855

SHC Parent Corp.
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$-
Accounts receivable, net	-
Intercompany receivables with affiliated companies	-
Inventories	-
Prepaid expenses	-
Total current assets	-

Property and equipment, net	-
Note receivable	-
Other assets	-

Total assets	$-

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-
Accrued expenses	-
Accrued payroll and related expenses	-
Customer and other deposits	-
Intercompany payables with affiliated companies	650
Total current liabilities	650

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	(650)
Total stockholder's equity	(650)

Total liabilities and equity	$-

SkyMall Interests, LLC
Balance Sheet
Unaudited
July 31, 2015

ASSETS
Current assets:
Cash	$-
Accounts receivable, net	-
Intercompany receivables with affiliated companies	-
Inventories	-
Prepaid expenses	-
Total current assets	-

Property and equipment, net	-
Note receivable	-
Other assets	-

Total assets	$-

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-
Accrued expenses	-
Accrued payroll and related expenses	-
Customer and other deposits	-
Intercompany payables with affiliated companies	650
Total current liabilities	650

Commitments and contingencies	-

Stockholders' equity:
Common stock	-
Additional paid-in-capital	-
Accumulated deficit	(650)
Total stockholder's equity	(650)

Total liabilities and equity	$-